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                                                                     Exhibit 11







                              CONSENT OF INDEPENDENT AUDITORS


          We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus, "Auditors and Counsel" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report dated January 3, 1997 on Cowen Income + Growth Fund, Inc. in this Registration Statement
          (Form N-1A No.33-5676).



                                                    ERNST & YOUNG LLP

          New York, New York
          March 25, 1997